TAXES ON INCOME	12 Months Ended
Dec. 31, 2012
TAXES ON INCOME [Abstract]
TAXES ON INCOME
NOTE 14:-	TAXES ON INCOME

a.	Uncertain tax positions:

The balances at December 31, 2011 and 2012 include a liability for unrecognized tax benefits of $755 and $1,084, respectively, for tax positions which are uncertain of being sustained. The accruals are with respect to the eligibility of certain profits to the reduced tax rates under the Company's Approved Enterprise, Beneficiary Enterprise, and Preferred Enterprise programs as well as with respect to some expenses, which deduction for tax purposes is uncertain.

The Company recognizes interest and penalties related to income taxes in its tax expense line in its consolidated statements of income. The Company had approximately $245 and $57 accrued for interest payments as of December 31, 2011 and 2012, respectively. This accrual was fully offset by interest receivable resulting from tax advances made to the Israeli Tax Authorities.

A reconciliation of the beginning and ending balances of unrecognized tax benefits is as follows:

Gross tax liabilities at January 1, 2010	$1,387
Increases in tax positions for current year	362
Foreign currency adjustments	108

Gross tax liabilities at December 31, 2010	1,857

Increases in tax positions for current year	56
Addition of tax position of prior years	494
Decrease in tax position resulting from settlement	(1,667)
Foreign currency adjustments	15

Gross tax liabilities at December 31, 2011	755

Increases in tax positions for current year	177
Addition of tax position of prior years	167
Foreign currency adjustments	(15)

Gross tax liabilities at December 31, 2012	$1,084

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign authorities. As a result of ongoing examinations, tax proceedings in certain countries, additions to unrecognized tax benefits for positions taken and interest and penalties, if any, arising in 2012, it is not possible to estimate the potential net increase or decrease to the Company's unrecognized tax benefits during the next twelve months. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2012:

Israel 2010-present

Australia 2008-present

Canada 2010-present

United States 2009-present

Singapore 2008-present

b.	Israeli taxation:

1.	Corporate tax rate:

Corporate tax rates in Israel were 25% in 2010, 24% in 2011 and 25% in 2012.

In December 2011, the Israeli Parliament ("Knesset") passed the Law for Socioeconomic Change (Legislative Amendments) (Taxes), 2011, which came into effect on January 1, 2012. Pursuant to the Law for Socioeconomic Change, the corporate tax rate is scheduled to remain at a rate of 25% for future tax years. In view of this increase in the corporate tax rate to 25% in 2012, the real capital gains tax rate and the real betterment tax rate were also increased accordingly

2.	Tax benefits under Israel's Law for the Encouragement of Industry (Taxes), 1969:

The Company is an "Industrial Company," as defined by the Law for the Encouragement of Industry (Taxes), 1969, and as such, the Company is entitled to certain tax benefits, primarily amortization of costs relating to know-how and patents over eight years, accelerated depreciation and the right to deduct public issuance expenses for tax purposes.

3.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959:

According to the Law for the Encouragement of Capital Investments, 1959 (the "Encouragement Law"), the Company is entitled to various tax benefits by virtue of the "Approved Enterprise" and/or "beneficiary enterprise" and/or "preferred enterprise" status granted to part of its enterprises, in accordance with the Encouragement Law.

As further described below, the Company chose to be taxed according to the "Preferred Enterprise" track under Amendment No. 68 to the Encouragement Law (the "Amendment No. 68") starting in the 2011 tax year, In order to implement Amendment No. 68 and to be taxed under the "Preferred Enterprise" track, starting from January, 1, 2011, the Company waived the tax benefits of the previous tracks under the Encouragement Law for the year 2011 and from now on.

The principal benefits by virtue of the Encouragement Law are the following:

Tax benefits and reduced tax rates:

Grants Track

The Company is eligible for investment grants awarded at various rates according to the development area in which the enterprise is located: in national priority area A the rate is 24% of approved investments and in national priority area B; the rate is 10% of approved investments.

In addition to the above grants, in national priority area A, the Company is tax exempt for the first two years of the benefit period and is subject to tax at the reduced rate of no more than 25% during the remaining five years of the benefit period.

The benefit period starts with the first year the Approved Enterprise earns taxable income, provided 14 years have not passed since the approval was granted and 12 years have not passed since the enterprise began operating. The benefit period for part of the enterprises of the Company ended at the end of the 2010 tax year due to the Company's election to apply the provisions of Amendment No. 68 to the Encouragement Law which entered into force in January, 1, 2011.

If a dividend is distributed out of tax exempt profits, the Company will become liable for tax at the rate applicable to its profits from the Approved Enterprise in the year in which the income was earned, as if it was not in the exemption period (taxed at the rate of no more than 25%). The Company's policy is not to distribute such dividends from exempt income derived from Approved Enterprises or Beneficiary Enterprises.

Alternative Track / Beneficiary Enterprise

Under this track, some of the Company's facilities are tax exempt for 10 years and some of the Company's facilities are tax exempt in the first two years of the benefit period and subject to tax at the reduced rate of 10% to 25% for a period of five to eight years for the remaining benefit period (dependent on the level of foreign investments, if any).

Following the enactment of Amendment No. 60 to the Law, subsequent to April 1, 2005, companies under the alternative benefits track are no longer required to obtain a letter of approval from the Investment Center. In addition, programs whose year of election entitled them to a beneficiary enterprise status are required, among others, to make a minimum qualifying investment. This condition requires an investment in the acquisition of productive assets such as machinery and equipment, which must be carried out within three years. The minimum qualifying investment required for setting up an enterprise is NIS 300,000 (approximately $80,000) linked to the Israeli CPI in accordance with the guidelines of the Israeli tax authorities. As for enterprise expansion, the minimum qualifying investment is the higher of NIS 300,000, linked to the Israeli CPI as stated above, and an amount equivalent to the "qualifying percentage" of the value of the productive assets. Productive assets that are used by the enterprise but not owned by it will also be viewed as productive assets. The income qualifying for tax benefits under the alternative track is the taxable income of a company that has met certain conditions as determined by the Encouragement Law (a "beneficiary company"), and which is derived from an industrial enterprise. The Encouragement Law specifies the types of qualifying income that are entitled to tax benefits under the alternative track with respect to an industrial enterprise. Income from an industrial enterprise includes, among others, revenues from selling the products produced by enterprise revenues from the production and development of software products and revenues from industrial research and development activities performed for a foreign resident (and approved by the Head of the Administration of Industrial Research and Development).

The benefit period starts with the first year the Approved Enterprise or the beneficiary enterprise earns taxable income, provided that 14 years have not passed since the approval was granted and 12 years have not passed since the enterprise began operating. In respect of expansion programs pursuant to Amendment No. 60 to the Encouragement Law, the benefit period starts at the later of the year elected and the first year the Company earns taxable income provided that 12 years have not passed since the beginning of the year of election and for new companies in development area A-14 years since the beginning of the year of election. The benefit period for part of the enterprises of the Company ended at the end of the 2010 tax year, due to the Company's election to apply the provisions to Amendment No. 68.

If a dividend is distributed out of tax exempt profits, as discussed above, the Company will become liable for taxes at the rate applicable to its profits from the Approved Enterprise or the beneficiary enterprise in the year in which the income was earned, as if it was not under the alternative track (taxed at the rate of no more than 25%). The Company's policy is not to distribute such dividends from income derived from Approved Enterprises or Beneficiary Enterprises.

As for programs under the grants track which were approved after April 1, 2005 and beneficiary enterprises pursuant to Amendment No. 60 to the Law , the basic condition for receiving the benefits under these tracks is that the enterprise contributes to the country's economic growth and is a competitive factor for the gross domestic product ("a competitive enterprise"). In order to comply with this condition, the Encouragement Law prescribes various requirements regarding industrial enterprises.

As for industrial enterprises, in each tax year during the benefit period, one of the following conditions must be met:

a)	Its main field of activity is biotechnology or nanotechnology as approved by the Head of the Administration of Industrial Research and Development, prior to the approval of the aforementioned plan.
b)	The industrial enterprise's sales revenues in a specific market during the tax year do not exceed 75% of its total sales for that tax year. A "market" is defined as a separate country or customs territory.
c)	At least 25% of the industrial enterprise's overall revenues during the tax year were generated from the enterprise's sales in a specific market with a population of at least 12 million.

Accelerated depreciation:

The Company is eligible for a deduction of accelerated depreciation on machinery and equipment used by the Approved Enterprise or the Beneficiary Enterprise or the Preferred Enterprise at a rate of 200% (or 400% for buildings) from the first year of the asset's operation.

Conditions for entitlement to benefits:

The abovementioned benefits are contingent upon the fulfillment of the conditions stipulated by the Encouragement Law, regulations published thereunder and the letters of approval for the investments in the Approved Enterprises and/or Beneficiary Enterprises, as discussed above. Non-compliance with the conditions may cancel all or part of the benefits and require a refund of the amount of the benefits, including interest. The Company's management believes that the Company is meeting the aforementioned conditions.

Of the Company's retained earnings as of December 31, 2012, approximately $20,726 is tax-exempt earnings attributable to its Approved Enterprise programs and $16,196 is tax-exempt earnings attributable to its Beneficiary Enterprise program. The tax-exempt income attributable to the Approved and Beneficiary Enterprises cannot be distributed to shareholders without subjecting the Company to taxes. If dividends are distributed out of tax-exempt profits, the Company will then become liable for tax at the rate applicable to its profits from the Approved Enterprise in the year in which the income was earned, as if it was not under the "Alternative benefits track" (taxed at the rate of 25% as of December 31, 2012). Under the Encouragement Law, tax-exempt income generated under the Beneficiary Enterprise status or the Approved Enterprise status will be taxed, among other things, upon a dividend distribution or complete liquidation in accordance with the Encouragement Law.

As of December 31, 2012, if the income attributed to the Approved Enterprise would have been distributed as a dividend, the Company would have incurred a tax liability of approximately $5,181. If income attributed to the Beneficiary Enterprise would have been distributed as a dividend, including upon liquidation, the Company would have incurred a tax liability of approximately $4,049. These amounts would be recorded as an income tax expense in the period in which the Company declares the dividend.

Amendments to the Law for the Encouragement of Capital Investments, 1959:

In December 2010, the "Knesset" (Israeli Parliament) passed the Law for Economic Policy for 2011 and 2012 (Amended Legislation- "Amendment No. 68"), which prescribes, among others, amendments in the Encouragement Law. Amendment No. 68 was enacted and became effective as of January 1, 2011.

In order to receive benefits as a "Preferred Enterprise," Amendment No. 68 states certain conditions must be met. The basic condition for receiving the benefits under Amendment No. 68 is that the enterprise contributes to the country's economic growth and is a competitive factor for the gross domestic product (a "competitive enterprise"). In order to comply with this condition, the Encouragement Law prescribes various requirements. As for industrial enterprises, in each tax year, one of the following conditions must be met:

a)	Its main field of activity is biotechnology or nanotechnology as approved by the Head of the Administration of Industrial Research and Development.
b)	The industrial enterprise's sales revenues in a specific market during the tax year do not exceed 75% of its total sales for that tax year. A "market" is defined as a separate country or customs territory.
c)	At least 25% of the industrial enterprise's overall revenues during the tax year were generated from the enterprise's sales in a specific market with a population of at least 12 million.

Israeli companies which currently benefit from an Approved or Beneficiary Enterprise status and meet the criteria for qualification as a Preferred Enterprise can elect to apply the new Preferred Enterprise benefits by waiving their benefits under the Approved and Beneficiary Enterprise status.

The Company has examined the effect of the implementation of Amendment No. 68 on its financial statements, and starting from the 2011 tax year, the Company elected by submitting a waiver, to be taxed under Amendment No. 68. Due to the Company's implementation of Amendment No. 68, starting from January, 1, 2011, the Company will not be entitled to tax benefits under previous tracks under the Encouragement Law.

Under Amendment No. 68, some of the Company's facilities are eligible for tax benefits at a reduced flat corporate tax rate, which is not program-dependent, and applies to the Company's facilities entire preferred income. The reduced flat corporate tax rates will be gradually reduced over a period of five years, as follows: in 2011-2012, the reduced tax rate was 15% (in national priority area A-10%), in 2013-2014 the reduced tax rate will be -12.5% (in national priority area A-7%) and in 2015 and thereafter-12% (in national priority area A-6%).

In national priority area A, in addition to the tax benefits, as mentioned above, some of the Company's facilities are eligible for grants and/or loans, subject to an approval of the Israeli Investment Center.

If a dividend is distributed out of tax reduced profits, as discussed above, the Company will be required to withhold tax on such distribution at a rate of 15% (or a reduced rate under an applicable double tax treaty). Upon a distribution of a dividend to an Israeli company, no withholding tax is remitted.

Since the Company, chose to apply the provisions of Amendment No. 68, by submitting the waiver form before June 30, 2011, the Company is eligible to distribute taxed earnings derived from a Beneficiary Enterprise and/or Approved Enterprise to an Israeli company without being subject to withholding tax.

The effect of the adoption of this amendment on taxes on income for the year ended December 31, 2011 is a reduction in tax expense of approximately $1,800.

In November 2012, the Knesset passed Amendment No. 69 to the Encouragement Law (the "Trapped Earnings Law") which provides temporary, partial relief from taxation on distribution from exempt income for companies that elect the relief through November 2013. The Trapped Earnings Law allows a company to qualify a portion of its exempt income ("Elected Earnings") for a reduced tax rate ranging between 17.5% and 6%. While the reduced tax is payable within 30 days of election, an electing company is not required to actually distribute the Elected Earnings within a set period of time. The applicable tax rate is based on a linear formula based on the portion of Elected Earnings to exempt income and the applicable tax rate prescribed in the Encouragement Law. A company electing to qualify its exempt income must undertake to make designated investments in productive fixed assets, research and development, or wages of new employees ("Designated Investment"). The Designated Investment amount is defined by a formula which considers the portion of Elected Earnings to the exempt income and the applicable tax rate prescribed by the Encouragement Law.

In addition to the reduced tax rate, a distribution of Elected Earnings would be subject to a 15% withholding tax. Since the Company announced its election to apply the provisions of Amendment No. 68 prior to July 30, 2015, the Company will be entitled to distribute income generated by the Approved/Beneficiary Enterprise to its Israeli corporate shareholders tax free. In the event of a distribution to an individual Israeli resident, the individual will be subject to withholding tax of 15% and in the event of a distribution of dividends to a foreign resident (whether individuals or corporations), the individual or corporation will be subject to withholding tax of 15% or the rate stipulated in the relevant treaty for the avoidance of double taxation. The Company is currently evaluating the implications of an election under the "Trapped Earnings law" on the Company.

c.	Non-Israeli subsidiaries taxation:

Non-Israeli subsidiaries are taxed based on tax laws in their countries of residence.

Statutory tax rates for investee companies are as follows:

Company incorporated in United States - 40% tax rate.

Company incorporated in Australia - 30% tax rate.

Company incorporated in Singapore - 18% tax rate.

Company incorporated in Canada - 29% tax rate.

Israeli income taxes and foreign withholding taxes were not provided for undistributed earnings of the Company's foreign subsidiaries, according to ASC 740. The Company intends to reinvest these earnings indefinitely in the foreign subsidiaries. Accordingly, no deferred income taxes have been provided. If these earnings were distributed to Israel in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2011	2012
Deferred tax assets:

Intangible assets	$275	$191
Other temporary differences	3,829	4,564
Temporary differences related to inventory	1,951	2,054
Unrealized profit from sales to subsidiary	2,175	2,744
Phantom share based award	386	-
Less-valuation allowance	(89)	(300)

Total net deferred tax assets	8,527	9,253

Deferred tax liabilities
Property and equipment	(3,255)	(3,230)
Intangible assets	(6,412)	(4,480)
Other temporary differences	(294)	-

Total deferred tax liabilities	(9,961)	(7,710)

Deferred tax assets (liabilities), net	$(1,434)	$1,543

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the schedule of reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

e.	A reconciliation of the Company's effective tax rate to the statutory tax rate in Israel is as follows:
	Year ended December 31,
	2010	2011	2012

Income before taxes on income	$36,701	$32,971	$47,188

Statutory tax rate in Israel	25%	24%	25%

Income taxes at statutory rate	$9,175	$7,913	$11,797

Increase (decrease) in tax expenses resulting from:
Tax benefit arising from reduced rate as an "Approved Enterprise"	(2,524)	(3,707)	(7,192)
Non-deductible expenses, net	111	506	1,025
Adjustment for change in tax law	-	(1,800)	-
Decrease in taxes from prior years	-	(533)	-
Increase in taxes resulting from tax settlement with tax authorities	-	802	-
Tax adjustment in respect of foreign subsidiaries' different tax rates	237	72	558
Uncertain tax liability (ASC 740)	362	56	344
Changes in valuation allowance	(186)	(72)	211
Others	224	363	78

Income tax expense	$7,399	$3,600	$6,821

Effective tax rate	20%	11%	14%

Per share amounts (basic and diluted) of the tax benefit resulting from an "Approved Enterprise"	$(0.13)	$(0.19)	$(0.22)

f.	Income before taxes on income is comprised as follows:

	Year ended December 31,
	2010	2011	2012

Domestic	$32,125	$31,297	$40,691
Foreign	4,576	1,674	6,497

	$36,701	$32,971	$47,188

g.	Tax expenses on income are comprised as follows:

	Year ended December 31,
	2010	2011	2012

Current taxes	$6,597	$6,720	$8,742
Taxes in respect of prior years	-	192	-
Deferred taxes	802	(3,312)	(1,921)

	$7,399	$3,600	$6,821

Domestic	$6,036	$3,177	$4,930
Foreign	1,363	423	1,891

	$7,399	$3,600	$6,821